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                                                                    Exhibit f.14


                               SECOND AMENDMENT TO
                   FOURTH AMENDED AND RESTATED LOAN AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AGREEMENT, dated as of the 8th day of October, 1997 (this "Second Amendment"), to the Loan Agreement referred to below is entered into by and among SIRROM INVESTMENTS, INC., a corporation organized under the laws of Tennessee (the "Borrower"), SIRROM CAPITAL CORPORATION, a corporation organized under the laws of Tennessee (the "Guarantor"), the Lenders party hereto (the "Lenders"), and FIRST UNION NATIONAL BANK (f/k/a FIRST UNION NATIONAL BANK OF TENNESSEE), a national banking association, as Agent for the Lenders (the "Agent").

                              Statement of Purpose

         Certain of the Lenders have made certain loans to the Borrower pursuant to the Fourth Amended and Restated Loan Agreement dated as of August 16, 1996 (as amended by the First Amendment to Loan Agreement dated as of November 19, 1996, and as further amended, modified or supplemented from time to time, the "Loan Agreement") by and among the Borrower, the Guarantor, the Lenders party thereto (the "Initial Lenders") and the Agent.

         The Borrower and the Guarantor have requested, and the Agent and the Initial Lenders have agreed, to amend the Loan Agreement and certain of the other Loan Documents to provide for, among other matters, (i) the confirmation of the provisions of the Waiver and Extension Letter dated January 17, 1997, a copy of which is attached hereto as Schedule A (the "Waiver and Extension Letter"), from the Agent to the Borrower and the Guarantor providing for the extension of the Termination Date under the Loan Agreement, (ii) the increase in the Aggregate Commitment, (iii) a revision to the calculation of the Borrowing Base, (iv) a revision to the criteria for the Borrower's Valuation Method, (v) the addition of certain Lenders to the Loan Agreement, (vi) the reaffirmation and clarification of certain of the collateral granted under the Borrower Pledge Agreement and (vii) certain other amendments provided for herein, said amendment being pursuant to the terms and conditions of this Second Amendment.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

         1.01 Capitalized Terms. Except as otherwise provided in this Second Amendment, all capitalized undefined terms used in this Second Amendment shall have the meanings assigned thereto in the Loan Agreement.


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         2.01 Amendments to Loan Agreement. The parties hereto acknowledge that it is the intention of this Second Amendment (i) to confirm the provisions of the Waiver and Extension Letter which provided for the extension of the Termination Date under the Loan Agreement, (ii) to increase the Aggregate Commitment, (iii) to provide for the addition of certain Lenders to the Loan Agreement and (iv) to amend certain other provisions of the Loan Agreement. Without limiting the generality of the foregoing, the Loan Agreement shall be amended as follows:

         (a) Loan Amounts. It is acknowledged that immediately prior to the effectiveness of this Second Amendment (i) the Aggregate Commitment shall equal $50,000,000 and (ii) the Swingline Commitment shall equal $5,000,000. Upon the effectiveness of this Second Amendment, (i) the Aggregate Commitment shall equal $125,000,000 and (ii) the Swingline Commitment shall equal $10,000,000. Any reference in any Loan Document to the Aggregate Commitment or to the amount of the Loans under the Credit Agreement of up to an aggregate principal amount of $50,000,000 shall be deemed to refer to the Aggregate Commitment as set forth in this Second Amendment or to the amount of the Loans under the Credit Agreement of up to an aggregate principal amount of $125,000,000 and any reference in any Loan Document to the Swingline Commitment or to the amount of the Swingline Loans under the Credit Agreement of up to an aggregate principal amount of $5,000,000 shall be deemed to refer to the Swingline Commitment as set forth in this Second Amendment or to the amount of the Swingline Loans under the Credit Agreement of up to an aggregate principal amount of $10,000,000.

         (b) Schedules.

              (i) Schedules to Credit Agreement. Attached hereto are copies of each Schedule referenced in the Loan Agreement revised to include all information required to be provided therein, including, without limitation, any information required to be provided pursuant to this Second Amendment. Each reference to a Schedule in the Loan Agreement which indicates that the information provided therein is true as of the Closing Date shall be deemed to be a reference to such information as of the closing date of this Second Amendment.

             (ii) Schedules to Security Documents. Attached hereto are copies of
         (i) Schedule I referenced in each Pledge Agreement revised to include all information required to be provided therein, including, without limitation, any information required to be provided pursuant to this Second Amendment and (ii) Schedule 1, Schedule 2 and Schedule 3 referenced in the Security Agreement revised to include all information required to be provided therein, including, without limitation, any information required to be provided pursuant to this Second Amendment. Each reference to Schedule



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         I in each Pledge Agreement and Schedule 1, Schedule 2 and Schedule 3 in
         the Security Agreement which indicates that the information provided therein is true as of the Closing Date shall be deemed to be a reference to such information as of the closing date of this Second Amendment.

            (iii) Commitments. The Borrower and the Lenders hereby acknowledge that upon the effectiveness of this Second Amendment the Revolving Credit Commitment of each Lender shall be as set forth on Schedule 1 attached hereto.

         (c) Lenders. The parties hereto acknowledge that each Lender not party to the Loan Agreement prior to the date of this Second Amendment shall be a Lender under the Loan Agreement and shall have all of the rights and obligations of a Lender under the Loan Agreement and the other Loan Documents.

         (d) Amendment to Reflect Confirmation of Waiver and Extension Letter. In connection with the terms and provisions of the Waiver and Extension Letter, the parties hereto hereby agree as follows:

              (i) It is understood that the provisions of the Waiver and Extension Letter pertain only to the first request of the Borrower to extend the date set forth in subsection (a) of Section 2.7 and shall not be deemed to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Loan Agreement (including, without limitation, any request at a later date to modify or amend any term or condition of Section 2.7 of the Loan Agreement). Accordingly, the Loan Agreement is hereby amended by deleting the reference to "December 28, 1998" in subsection (a) of Section 2.7 of the Loan Agreement and inserting "May 31, 2000" in lieu thereof.

             (ii) In addition, as set forth in the Waiver and Extension Letter, the parties hereto agree that the Borrower may pursuant to the terms of
         Section 2.7 of the Loan Agreement request two additional one-year extensions of the date set forth in clause (a) of Section 2.7 of the Loan Agreement (thus permitting the Borrower to request the extension of the date set forth in clause (a) of Section 2.7 of the Loan Agreement to May 31, 2001 pursuant to its first request and to May 31, 2002 pursuant to its second request). It is understood that the parties hereto agree that decision of the Borrower to request the remaining two
         (2) one-year extensions of the date set forth in clause (a) of Section
         2.7 of the Loan Agreement shall be made by providing the Agent and each of the Lenders with a written request for such extensions not more than one hundred twenty (120) days and not fewer than ninety (90) days prior to May 31, 1998 with respect to the first request and May 31, 1999 with respect to the second request. Accordingly, the proviso of the first sentence of Section 2.7 of the Loan


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         Agreement is hereby deleted and the following is substituted in lieu thereof:

                  ;provided that the Borrower may request up to two (2) one year extensions of the date set forth in clause (a) above by providing the Agent and each of the Lenders with a written request for such extensions not more than one hundred twenty
                  (120) days and not fewer than ninety (90) days prior to May 31, 1998 with respect to the first request and May 31, 1999 with respect to the second request (each, an "Extension Date").

         (e) Amendment to Existing Definitions. The definitions of the quoted terms set forth below which are set out in Section 1.1 of the Loan Agreement are hereby amended in their entirety to read as follows:

                  "Aggregate Commitment" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be reduced at any time or from time to time pursuant to the terms hereof.
         As of the date of the Second Amendment, the Aggregate Commitment shall be One Hundred Twenty-Five Million Dollars ($125,000,000).

                  "Agreement" means this Fourth Amended and Restated Loan Agreement, as amended by the First Amendment to Fourth Amended and Restated Loan Agreement dated as of November 19, 1996, the Second Amendment to Fourth Amended and Restated Loan Agreement dated as of October 8, 1997, and as further amended, modified or supplemented from time to time.

                  "Borrowing Base" means, as of any date of determination, an amount equal to (a) seventy-five percent (75%) of Eligible Loans plus
         (b) the lesser of (i) eighty percent (80%) of Eligible Securities and
         (ii) Twenty Million Dollars ($20,000,000) minus (c) the aggregate amount of SBA Debt outstanding at such date and minus (d) any liability of the Borrower under Hedging Agreements under this Agreement calculated on a marked to market basis. For the purposes of this definition, "Eligible Loans" means all loans in the Borrower's portfolio or its Subsidiaries' portfolios payable to the Borrower or one or more of its Subsidiaries excluding the following: (A) loans classified as credit rating #5 or #6 in the Borrower's Rating System,
         (B) all loans with any interest or principal more than thirty (30) days past due and (C) loans classified as credit rating #4 and credit rating #3 in the Borrower's Rating System and determined to be non- eligible by the Agent, in the Agent's sole discretion; and "Eligible Securities" means (i) all publicly traded equity securities (regardless of whether such securities are restricted in the hands of the Borrower) in the Borrower's portfolio, and (ii) all warrants which are currently


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         exercisable for the purchase of shares of publicly traded equity securities in the Borrower's portfolio in an aggregate amount not to exceed $10,000,000, each valued in accordance with the Borrower's Valuation Method.

                  "Commitment" means, as to any Lender, the obligation of such Lender to make Loans to the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1 hereto, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof.

                  "First Union" means First Union National Bank (f/k/a First Union National Bank of Tennessee), a national banking association, and its successors.

                  "Obligations" means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) all payment and other obligations owing by the Borrower to any Lender (or any Affiliate of a Lender) or the Agent under any Hedging Agreement, and (c) all other fees and commissions (including attorney's fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Borrower to the Lenders or the Agent, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money under or in respect of this Agreement, any Note or any of the other Loan Documents.

                  "Portfolio Certificate" means a certificate appropriately completed and in the form of Exhibit E-3 hereto confirming the ownership by the Credit Parties and their Subsidiaries of all of the investments in their respective issuers and obligors and confirming that neither Credit Party nor any Subsidiary thereof shall have any investment in any issuer or obligor in which the other Credit Party or any Subsidiary thereof has any investment, except that (A) the Parent may have an investment in (including without limitation loans to) an issuer or obligor in which a Subsidiary thereof (other than the Borrower or any of its Subsidiaries) has an investment (including without limitation loans) and (B) the Parent or any of its Subsidiaries (other than the Borrower or any of its Subsidiaries) may have investments in (including without limitation loans to) issuers or obligors in whom the Borrower or any of its Subsidiaries has an equity investment in the form of warrants or capital stock interests as long as the aggregate value of all such equity investments of the Borrower and its Subsidiaries in such issuers or obligors does not


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         exceed ten percent (10%) of the value of all assets of the Borrower and its Subsidiaries as determined in accordance with GAAP.

                  "Required Lenders" means, at any date, any combination of holders of at least sixty-six and two-thirds percent (66-2/3%) of the aggregate unpaid principal amount of the Revolving Credit Notes, or if no amounts are outstanding under the Revolving Credit Notes, any combination of Lenders whose Commitment Percentages aggregate at least sixty-six and two-thirds percent (66-2/3%).

                  "Swingline Commitment" means Ten Million Dollars
         ($10,000,000).

         (f) Deletion of Defined Term. The definition of "Lender Addition and Acknowledgment Agreement" which is set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety. In connection therewith, Exhibit N to the Loan Agreement shall be deleted in its entirety.

         (g) Additional Defined Terms. Section 1.1 of the Credit Agreement is further amended by the addition of the following definitions:

                  "First Amendment" means the First Amendment to Fourth Amended and Restated Loan Agreement dated as of November 19, 1996 by and among the Borrower, the Guarantor, the Lenders party thereto, and the Agent.

                  "Second Amendment" means the Second Amendment to Fourth Amended and Restated Loan Agreement dated as of October 8, 1997 by and among the Borrower, the Guarantor, the Lenders party thereto, and the Agent.

         (h) Amendment to Section 2.8. Section 2.8 of the Loan Agreement is hereby deleted in its entirety and "INTENTIONALLY OMITTED" is inserted in lieu thereof.

         (i) Amendment to Section 3.1(a). Clause (b) of Subsection 3.1(a) of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  (b) the aggregate principal balance of the Swingline Note or any portion thereof shall bear interest at the Base Rate minus .50% (the "Swingline Rate Margin").

         (j) Amendment to Section 3.1(b). Clause (v) of Subsection 3.1(b) of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:



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                  (v) there shall be no more than eight (8) Interest Periods outstanding at any time.

         (k) Addition to Section 3.3(b). The following sentence shall be added to the end of subsection (b) of Section 3.3 of the Loan Agreement:

         In order to compensate each Lender party to this Agreement on the closing date of the Second Amendment who has increased its Commitment from its Commitment prior to such date or who has a new Commitment, an additional up-front fee at a rate per annum equal to .150% on a pro-rata basis among Lenders with an increased or new Commitment on the amount of the increase in the Aggregate Commitment as of the closing date of the Second Amendment (which upfront fees shall be payable on or before the closing date of the Second Amendment).

         (l) Amendment to Section 3.3(c). Subsection (c) of Section 3.3 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  (c) Agent's and Other Fees. In order to compensate the Agent for restructuring the Loans and amending and restating the Existing Loan Agreement and for its obligations hereunder, the Borrower agrees to pay to the Agent, for its account, the fees set forth in the separate fee letter agreement executed by the Borrower and the Agent dated July 12, 1996 (as updated by the separate fee letter agreement executed by the Borrower and the Agent dated August 29, 1997).

         (m) Amendment to Section 7.11. Section 7.11 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  SECTION 7.11. Visits and Inspections.

                  (a) Permit representatives of the Agent or any Lender, from time to time, upon reasonable prior notice, (i) to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects and (ii) to meet with SBA representatives once each calendar quarter (and at any time a Default or Event of Default has occurred and is continuing) to discuss the Borrower's standing with the SBA and the SBA's view of the Borrower's operations and prospects. The Credit Parties shall use their best efforts to arrange any meetings between the Agent or any Lender and the SBA permitted hereunder.



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                  (b) Permit representatives of the Agent (and any Lender at the same time and in coordination with the Agent), from time to time (but in any event no less than annually), upon reasonable prior notice, (i) to review the Borrower's collection and administration of its loans and investments in order to assess compliance by the Borrower with the written policies and procedures (including, without limitation, the Borrower's Rating System and the Borrower's Valuation Method) of the Borrower and with this Agreement and the other Loan Documents and (ii) to conduct an audit of the loans and investments of the Borrower, and all documents executed in connection therewith, in conjunction with any review under clause (i) above. The Agent shall use reasonable efforts to complete any such review or audit within a reasonable period of time and the results of any such review shall be communicated to the Lenders in a reasonable summary format and in reasonable time after such review. Absent a Default or Event of Default, the Borrower shall not be obligated to bear the costs of any such review or audit.

         (n) Amendment to Section 7.14. Section 7.14 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  SECTION 7.14. Ownership of Portfolio Companies. Maintain ownership of all of the investments in their respective issuers and obligors; provided that (a) with respect to the Parent, such ownership may be direct or indirect through the creation of special purpose vehicles created for the purpose of the ownership of such investments (including without limitation loans) and (b) neither Credit Party nor any Subsidiary thereof shall have any investment in any issuer or obligor in which the other Credit Party or any Subsidiary thereof has any investment, except (i) that the Parent may have an investment in (including without limitation loans to) an issuer or obligor in which a Subsidiary thereof (other than the Borrower or any of its Subsidiaries) has an investment (including without limitation loans) and (ii) the Parent or any of its Subsidiaries (other than the Borrower or any of its Subsidiaries) may have investments in (including without limitation loans to) issuers or obligors in whom the Borrower or any of its Subsidiaries has an equity investment in the form of warrants or capital stock interests as long as the aggregate value of all such equity investments of the Borrower and its Subsidiaries in such issuers or obligors does not exceed ten percent (10%) of the value of all assets of the Borrower and its Subsidiaries as determined in accordance with GAAP.

         (o) Amendment to Section 8.4. Section 8.4 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:


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                  SECTION 8.4. Non-Accrual and Delinquent Loans. As of the end
         of any fiscal quarter, permit the ratio of (a) loans in its portfolio (calculated on a fair value basis) which have payments more than forty-five (45) days past due or which are on a non-accrual basis to
         (b) the aggregate amount of loans in its portfolio (calculated on a fair value basis) to exceed (i) .150 to 1.00 for any fiscal quarter or
         (ii) .125 to 1.00 for any two (2) consecutive fiscal quarters.

         (p) Amendment to Section 9.7. Section 9.7 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  SECTION 9.7. Limitations on Dividends and Distributions. Declare or pay any dividends upon any of its capital stock; purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock, or make any distribution of cash, property or assets among the holders of shares of its capital stock, or make any change in its capital structure; provided that:

                  (a) any Credit Party or any Subsidiary may pay dividends in shares of its own capital stock;

                  (b) any Subsidiary of the Borrower may pay cash dividends to the Borrower;

                  (c) so long as no Default or Event of Default shall have occurred and be continuing and such Credit Party maintains its status as a "regulated investment company", each Credit Party may pay dividends required under the Code to maintain its status as a "regulated investment company";

                  (d) so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may pay realized capital gain dividends to the Parent; provided the Parent will make a capital contribution to the Borrower in the form of cash and otherwise in a manner satisfactory to the Agent on the date of such payment in an aggregate amount equal to the amount of such realized capital gain dividends less income taxes required to be paid by the Parent under the Code in connection therewith; and

                  (e) so long as no Default or Event of Default shall have occurred and be continuing, the Parent may pay long term capital gain dividends to its shareholders.

         (q) Amendment to Section 13.11(h). Subsection (h) of Section 13.11 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:


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                  (h) Certain Pledges or Assignments. Nothing herein shall
         prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with Applicable Law or from assigning a portion of its rights and obligations hereunder to an Affiliate solely for the purpose of inducing that Affiliate to enter into Hedging Agreements on its behalf.

         (r) Amendment to Section 13.12. Section 13.12 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  SECTION 13.12. Amendments, Waivers and Consents. Except as set forth below, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Agent with the consent of the Required Lenders) and delivered to the Agent and, in the case of an amendment, signed by the Credit Parties; provided that no amendment, waiver or consent shall (a) increase the amount or extend the time of the obligation of the Lenders to make Loans (including, without limitation, pursuant to Section 2.7),
         (b) except as specifically set forth in Section 2.7 hereof, extend the originally scheduled time or times of payment of the principal of any Loan or the time or times of payment of interest on any Loan, (c) reduce the rate of interest or fees payable on any Loan, (d) permit any subordination of the principal or interest on any Loan, (e) release any Collateral (other than as specifically provided in this Section 13.12) or Security Document (other than as specifically permitted in this Agreement or the applicable Security Document), (f) reduce the "Guaranteed Obligations" as defined in Section 10.1 or release the Guarantor from its obligations under Article X, (g) amend the provisions of this Section 13.12 or the definition of Required Lenders or (h) amend the definition of Borrowing Base, without the prior written consent of each Lender; and provided further that so long as no Default or Event of Default has occurred or is continuing or would be created, upon the request of the Borrower the Agent may, in its reasonable discretion, release any Collateral pledged by the Borrower under the Borrower Pledge Agreement on the basis of the sale or transfer of notes, warrants or other securities in the ordinary course of business of the Borrower and in accordance with the terms of the applicable instruments governing said notes, warrants or securities. In addition, no amendment, waiver or consent to the provisions of Article XII shall be made without the written consent of the Agent.

         (s) Amendments to Borrower's Valuation Method; Exhibit E-1. Exhibit E-1 (Description of Rating System and Valuation Method) to the Loan Agreement shall be deleted in its entirety and a new


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Exhibit E-1 (Description of Rating System and Valuation Method) in the form attached to this Second Amendment is incorporated by reference into the Loan Agreement in lieu thereof.

         (t) Amendments to Portfolio Certificate; Exhibit E-3. Exhibit E-3 (Portfolio Certificate) to the Loan Agreement shall be deleted in its entirety and a new Exhibit E-3 (Portfolio Certificate) in the form attached to this Second Amendment is incorporated by reference into the Loan Agreement in lieu thereof.

         (u) Amendments to Borrowing Base Certificate; Exhibit D. Exhibit D (Borrowing Base Certificate) to the Loan Agreement shall be deleted in its entirety and a new Exhibit D (Borrowing Base Certificate) in the form attached to this Second Amendment is incorporated by reference into the Loan Agreement in lieu thereof.

         (v) Additional Exhibits. Attached hereto is (i) a copy of the form of the Fifth Amended and Restated Revolving Credit Note, substantially in the form of Exhibit A-1 hereto, and (ii) a copy of the form of the Second Amended and Restated Swingline Note, substantially in the form of Exhibit A-2 hereto. The form of each such Exhibit shall be substituted in lieu of the form of each such Exhibit attached to the original Credit Amendment (prior to this Second Amendment).

         3.01 Amendments to Borrower Pledge Agreement. In addition to the amendments previously set forth herein, the parties hereto acknowledge that it is the intention of this Second Amendment to reaffirm and clarify the nature of certain of the collateral granted under the Borrower Pledge Agreement. Without limiting the generality of the foregoing, the Borrower Pledge Agreement shall be amended as follows:

         (a) Amendment to Existing Definitions. The definitions of the quoted terms set forth below which are set out in Section 1 of the Borrower Pledge Agreement are hereby amended in their entirety to read as follows:

                  "Pledged Debt" means the indebtedness described on Schedule I and issued by the obligors named therein and the instruments evidencing such indebtedness, and all principal, interest, cash, instruments and other property (including, without limitation, all collateral or other security interests granted by the obligors named therein to the Pledgor as security for such indebtedness and all instruments relating thereto) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness, and all Proceeds therefrom; all additional indebtedness (to the extent not effectively pledged to the Lender pursuant to another Loan Document) from time to time owed to the Pledgor by any obligor and the instruments evidencing such indebtedness, and all principal, interest,



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         cash, instruments and other property (including, without limitation, all collateral or other security interests granted by the obligors named therein to the Pledgor as security for such indebtedness and all instruments relating thereto) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional indebtedness, and all Proceeds therefrom.

         (b) Amendment to Section 2. The following sentence is hereby set forth as an addition to Section 2 of the Borrower Pledge Agreement:

                  The Pledgor and the Agent hereby acknowledge that the Collateral delivered to the Agent and granted as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations shall include, without limitation, all collateral or other security interests granted by the obligors of the Pledged Debt named therein to the Pledgor as security for the Pledged Debt and all instruments relating thereto.

         4.01 Consent to SBA Amendments. The undersigned hereby consent to the terms and provisions of that certain First Amendment to the Amended and Restated Security Agreement dated as of August 16, 1996 between the Borrower and the SBA, in the form attached hereto as Exhibit I and acknowledge the terms and provisions of that certain First Amendment to the Amended and Restated Pledge Agreement dated as of August 16, 1996 between the Borrower and the SBA, in the form attached hereto as Exhibit II.

         5.01 Effectiveness. This Second Amendment shall become effective on the date (the "closing date of this Second Amendment") that the Agent has received each of the following:

         (a)  a fully executed copy hereof;

         (b) fully executed originals of the Fifth Amended and Restated Revolving Credit Notes in favor of the Lenders;

         (c) a fully executed original of the Second Amended and Restated Swingline Note in favor of the Swingline Lender;

         (d) evidence that all filings and recordations that are necessary to perfect the security interests of the Lenders in the Collateral shall have been filed or recorded in all appropriate locations and evidence satisfactory to the Agent that such security interests constitute valid and perfected first priority Liens therein;

         (e) evidence of payment by the Borrower of any documentary/recording tax incurred in connection with this Second Amendment and any filings and recordations executed in connection with the Borrower Pledge Agreement, the Parent Pledge Agreement and the Security Agreement;

         (f) pursuant to the terms of the Borrower Pledge Agreement and the Bailment Agreement, the Custodian shall have received the original notes (endorsed in blank), stock certificates and warrants pledged pursuant to the Borrower Pledge Agreement, together with an appropriate undated transfer power and irrevocable proxy for each stock certificate and warrant, duly executed in blank by the registered owner thereof;

         (g) the results of a Lien search of all filings made against each Credit Party under the Uniform Commercial Code as in effect in any state in which the chief executive office of such Credit Party or the Collateral of such Credit Party is located, indicating among other things that its assets are free and clear of any Lien except for the Liens permitted by Section 9.3 of the Loan Agreement;

         (h) a certificate from the treasurer or chief financial officer (or other officer acceptable to the Agent) of each Credit Party, in form and substance satisfactory to the Agent, to the effect that all representations and warranties of such Credit Party contained in this Second Amendment, the Loan Agreement and the other Loan Documents are true, correct and complete; that such Credit Party is not in violation of any of the covenants contained in this Second Amendment, the Loan Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Second Amendment, the Loan Agreement and the other Loan Documents, no Default or Event of Default has occurred and is continuing; and that such Credit Parties and its Subsidiaries have satisfied each of the closing conditions;

         (i) a certificate of the secretary or assistant secretary of each Credit Party certifying that attached thereto is a true and complete copy of the charter documents of such Credit Party, and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation; that attached thereto is a true and complete copy of the bylaws of such Credit Party as in effect on the date of such certification; that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Credit Party authorizing (A) the execution, delivery and performance of this Second Amendment, the Loan Agreement and the other Loan Documents to which such Credit Party is a party and (B) the borrowings contemplated under the Loan Agreement; and as to the incumbency and genuineness of the signature of each officer of such Credit Party executing this Second Amendment, any other Loan Document to which such Person is a party, and each other document executed in connection herewith;

         (j) long-form certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of organization, its principal place of business and each other jurisdiction where such Credit Party is qualified to do business and a certificate of the relevant taxing authorities of such jurisdictions certifying that such Person has filed required tax returns and owes no delinquent taxes;

         (k) a completed Borrowing Base Certificate in the form of Exhibit D attached to the Loan Agreement;

         (l) a completed Portfolio Certificate in the form of Exhibit E-3 attached to the Loan Agreement together with a copy of the Portfolio Reports in form and substance acceptable to the Agent, each dated no earlier than thirty (30) days prior to the date of this Second Amendment;

         (m) favorable opinions of counsel to the Credit Parties addressed to the Agent and the Lenders with respect to the Credit Parties, this Second Amendment, the Loan Documents, and such other matters as the Agent and the Lenders shall request;

         (n) copies of the United States Internal Revenue Service forms required by Section 3.11(e) of the Loan Agreement;

         (o) a Form FR U-1 duly authorized, executed and delivered by the Borrower;

         (p) all necessary approvals, authorizations and consents, if any be required, of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this Second Amendment, the Loan Agreement and the other Loan Documents, including, without limitation, the written approval of the SBA and the SEC the terms and provisions of this Second Amendment;

         (q) the most recent audited and unaudited Consolidated financial statements of the Credit Parties and their

              Subsidiaries, all in form and substance satisfactory to the Agent;

         (r) a certificate, in form and substance satisfactory to the Agent, and certified as accurate by the chief executive officer or chief financial officer of each Credit Party, that (A) each Credit Party and each of its Subsidiaries are each Solvent; and (B) attached thereto are the financial projections previously delivered to the Agent representing the good faith opinions of each Credit Party and senior management thereof as to the projected results contained therein;

         (s) the payment by the Credit Parties to the Agent and the Lenders the fees set forth or referenced in the separate fee letter dated August 29, 1997, any fees set forth in Section 3.3 and any other accrued and unpaid fees or commissions due under this Second Amendment or the Loan Agreement (including, without limitation, legal fees and expenses in connection with the transactions contemplated hereby), and to any other Person such amount as may be due thereto in connection with the transactions contemplated by this Second Amendment and the Loan Agreement, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents;

         (t) since December 31, 1996, there shall not have occurred any material adverse change in the business, condition (financial or otherwise), operations, prospects or properties of any Credit Party or any Subsidiary thereof, or any event, condition or state of facts that is reasonably likely to have a Material Adverse Effect;

         (u) evidence satisfactory to the Agent of the receipt by the Borrower from the Parent of proceeds in the form of equity capital in an amount not less than fifty percent (50%) of the amount by which the Lenders' Commitments hereunder on the closing date of this Second Amendment exceed $50,000,000;

         (v) a fully executed copy of the First Amendment to Intercreditor Agreement, in form and substance satisfactory to the Agent; and

         (w) a fully executed copy of each of (i) the First Amendment to the Amended and Restated Pledge Agreement dated as of August 16, 1996 between the Borrower and the SBA and (ii) the First Amendment to the Amended and Restated Security Agreement dated as of August 16, 1996 between the Borrower and the SBA, each in form and substance satisfactory to the Agent; and

         (x) any other agreement or document reasonably requested by the Agent in connection with the transactions contemplated hereby.

         6.01 General Provisions.

         (a) Representations and Warranties. Each of the Borrower and the Guarantor hereby confirms that each representation and warranty made by it under the Loan Agreement and the Loan Documents is true and correct as of the date hereof and that no Default or Event of Default has occurred or is continuing under the Loan Agreement or the Loan Documents. Each of the Borrower and the Guarantor hereby represents and warrants that as of the date hereof there are no claims or offsets against or defenses or counterclaims to their respective obligations under the Loan Agreement or any other Loan Document. For the purposes hereof and of the Loan Agreement, each reference in the representations and warranties in the Credit Agreement to the effectiveness thereof as of the Closing Date shall be deemed to be a reference to the effectiveness thereof as of the closing date of this Second Amendment.

         (b) Reaffirmation of the Guaranty and the Parent Pledge Agreement. The Guarantor, as guarantor under the Loan Agreement and as pledgor under the Parent Pledge Agreement, (i) agrees to the terms of this Second Amendment and all other documents and instruments in connection with the Second Amendment, (ii) hereby expressly ratifies and reaffirms its guaranty of the Obligations and the pledge pursuant to the Parent Pledge Agreement, and (iii) agrees that its obligations hereunder and under the Loan Documents, as amended by this Second Amendment, are absolute, without right of setoff and shall in no way be affected or impaired for any reason.

         (c) Limited Amendment. Except as expressly amended herein, the Loan Agreement and each other Loan Document shall continue to be and shall remain, in full force and effect. This Second Amendment shall not be deemed (i) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Loan Agreement or (ii) to prejudice any other right or rights which the Agent or Lenders may now have or may have in the future under or in connection with the Loan Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

         (d) Use of Proceeds. The Borrower shall use the proceeds of the Loans made pursuant to this Second Amendment (i) to finance asset growth and (ii) for working capital and general corporate requirements of the Borrower and its Subsidiaries.

         (e) Costs and Expenses. The Borrower hereby agrees to pay or reimburse the Agent for all of its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Second Amendment, including, without limitation, the reasonable fees and disbursements of counsel.

         (f) Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         (g) GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

         (h) Fax Transmission. A facsimile, telecopy or other reproduction of this Second Amendment may be executed by one or more parties hereto, and an executed copy of this Second Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Second Amendment as well as any facsimile, telecopy or other reproduction hereof.

         IN WITNESS WHEREOF the undersigned hereby causes this Second Amendment to be executed and delivered as of the date first above written.

                                      BORROWER:

                                      SIRROM INVESTMENTS, INC.

                                      By:
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                 -----------------------------




                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        GUARANTOR:

                                        SIRROM CAPITAL CORPORATION

                                        By:
                                            ----------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------






                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                       AGENT:

                                       FIRST UNION NATIONAL BANK (f/k/a
                                       FIRST UNION NATIONAL BANK OF
                                       TENNESSEE), as Agent

                                       By:
                                           -----------------------------------
                                           Name:
                                                 -----------------------------
                                           Title:
                                                  ----------------------------







                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                       LENDERS:

                                       FIRST UNION NATIONAL BANK (f/k/a
                                       FIRST UNION NATIONAL BANK OF
                                       TENNESSEE), as Lender

                                       By:
                                           -----------------------------------
                                           Name:
                                                 -----------------------------
                                           Title:
                                                  ----------------------------







                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                       FIRST AMERICAN NATIONAL BANK

                                       By:
                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------







                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                         AMSOUTH BANK OF TENNESSEE

                                         By:
                                             ---------------------------------
                                             Name:
                                                   ---------------------------
                                             Title:
                                                    --------------------------








                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        FIRST TENNESSEE BANK NATIONAL
                                        ASSOCIATION

                                        By:
                                            ----------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------







                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        BANK OF AMERICA, FSB

                                        By:
                                            ----------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------





                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                         BANK ONE KENTUCKY, N.A.

                                         By:
                                             ---------------------------------
                                             Name:
                                                   ---------------------------
                                             Title:
                                                    --------------------------




                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                         TEXAS COMMERCE BANK NATIONAL
                                         ASSOCIATION

                                         By:
                                             ---------------------------------
                                             Name:
                                                   ---------------------------
                                             Title:
                                                    --------------------------






                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        CORESTATES BANK, N.A.

                                        By:
                                            ----------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                   ---------------------------









                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                         THE FIRST NATIONAL BANK OF CHICAGO

                                         By:
                                            ----------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------







                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        FLEET BANK, N.A.

                                        By:
                                           -----------------------------------
                                           Name:
                                                 -----------------------------
                                           Title:
                                                  ----------------------------








                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                          UNION BANK OF CALIFORNIA, N.A

                                          By:
                                             ---------------------------------
                                             Name:
                                                   ---------------------------
                                             Title:
                                                    --------------------------




                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                           CONSENT TO SECOND AMENDMENT
                      OF U.S. SMALL BUSINESS ADMINISTRATION

The undersigned hereby consents to the terms and provisions of the Second Amendment to Fourth Amended and Restated Loan Agreement dated as of October 8, 1997 by and among Sirrom Investments, Inc., as Borrower, Sirrom Capital Corporation, as Guarantor, the Lenders party thereto, as Lenders, First Union National Bank (f/k/a First Union National Bank of Tennessee), as Agent. In connection therewith, the undersigned (i) reaffirms all of its respective obligations under the Intercreditor Agreement dated as of August 16, 1996 (as amended, restated, modified or otherwise supplemented) by and among First Union National Bank (f/k/a First Union National Bank of Tennessee), The Small Business Administration and First American National Bank (Trust Department), (ii) confirms that each reference therein and in any other Loan Document to the First Union Loans shall be deemed to refer to such Loans in an aggregate principal amount up to $125,000,000 and (iii) confirms that the Borrower is a duly licensed small business investment company authorized by U.S. Small Business Administration under the SBIC Regulations and that the Borrower is in good standing with U.S. Small Business Administration.

The undersigned hereby causes this Consent to Second Amendment to be executed and delivered as of the 8th day of October, 1997.


                                           U.S. SMALL BUSINESS ADMINISTRATION

[CORPORATE SEAL]

                                            By:
                                                -------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                   ----------------------------

                                   Schedule 1
                                       to
                   Fourth Amended and Restated Loan Agreement
           (as amended, restated, supplemented or otherwise modified)
                           dated as of August 16, 1996

                             Lenders and Commitments

                          COMMITMENT
                        AND COMMITMENT
LENDER                    PERCENTAGE                  ADDRESS
------                  --------------                -------
First Union              $25,000,000         First Union National Bank
National Bank               (20%)             of Tennessee
(f/k/a First                                 150 Fourth Avenue North
Union National                               Nashville, Tennessee 37219
Bank of                                      Attention: Andrew C. Tompkins
Tennessee)                                              Vice President
                                             Telephone No.: (615) 251-9351
                                             Telecopy No.: (615) 251-9461

                                                        and

                                              First Union National Bank of
                                                North Carolina
                                              Syndication Agency Services
                                              One First Union Center, TW-10
                                              301 South College Street
                                              Charlotte, N.C. 28288-0608
                                              Attention: Charles Edmondson
                                              Telephone No.: (704) 383-0530
                                              Telecopy No.: (704) 383-0288


First American           $ 7,500,000          First American National Bank
National Bank                (6%)             First American Center
                                              Nashville, Tennessee 37237-0202
                                              Attention: Ludolf H. Roell,
                                                         Vice President
                                              Telephone No.: (615) 748-2137
                                              Telecopy No.: (615) 748-2672


AmSouth Bank of          $15,000,000          AmSouth Bank of Tennessee
Tennessee                   (12%)             333 Union Street, Suite 200
                                              Nashville, Tennessee 37201
                                              Attention: Andrew P. Grisham
                                              Telephone: (615) 291-5262
                                              Telecopy: (615) 291-5257



First Tennessee          $ 7,500,000          First Tennessee Bank National
Bank National                (6%)               Association
Association                                   P.O. Box 28100
                                              Nashville, Tennessee 37202
                                              Attention: Kenneth Webb
                                              Telephone: (615) 734-6118
                                              Telecopy: (615) 734-6148

Bank of America,         $10,000,000          Bank of America, FSB
  FSB                        (8%)             1230 Peachtree Street
                                              Suite 3600
                                              Atlanta, Georgia
                                              Attention: Calvin Blount
                                                         Kelly Gibson
                                              Telephone: (404) 815-5929
                                                         (404) 815-5930
                                              Telecopy: (404) 815-5919

Bank One Kentucky,                            Bank One Kentucky, N.A.
  N.A.                   $10,000,000          201 East Main Street
                             (8%)             Lexington, Kentucky 40507-2002
                                              Attention: Robert J. Heiple
                                              Telephone: (606) 231-2686
                                              Telecopy: (606) 231-2732

Texas Commerce Bank                           Texas Commerce Bank National
  National               $10,000,000            Association
  Association                (8%)             2200 Ross Avenue, 3rd Floor
                                              Dallas, Texas 75201
                                              Attention: Ana Moreira
                                              Telephone: (214) 965-3720
                                              Telecopy: (214) 965-2044

CoreStates Bank,         $10,000,000          CoreStates Bank, N.A.
  N.A.                       (8%)             1339 Chestnut Street
                                              F.C. 1-8-4-18
                                              Philadelphia, Pennsylvania 19107
                                              Attention: Jerry Goodwin
                                              Telephone: (215) 973-2908
                                              Telecopy: (215) 973-6680

Fleet Bank, N.A.         $10,000,000          Fleet Bank, N.A.
                             (8%)             592 Fifth Avenue, 2nd Floor
                                              New York, New York 10036
                                              Attention: Andrea H. Lee
                                              Telephone: (212) 819-6461
                                              Telecopy: (212) 819-6515



The First National                             The First National Bank
  Bank of Chicago        $10,000,000             of Chicago
                             (8%)              One First National Plaza
                                               Mail Suite 0084
                                               Chicago, Illinois 60670-0084
                                               Attention: John Ide
                                               Telephone: (312) 732-5103
                                               Telecopy: (312) 732-6222

Union Bank of
  California, N.A.       $10,000,000           Union Bank of California, N.A.
                             (8%)              350 California Street
                                               11th Floor
                                               San Francisco, California 94104
                                               Attention: Donald Rubin
                                               Telephone: (415) 705-7060
                                               Telecopy: (415) 705-7037

                                    Schedules
                                       to
                                 Loan Agreement


                                [Attached Hereto]

                                   Schedule I
                                       to
                            Borrower Pledge Agreement


                                [Attached Hereto]

                                   Schedule I
                                       to
                             Parent Pledge Agreement


                                [Attached Hereto]

                                   Schedule A
                                       to
                               Second Amendment to
                   Fourth Amended and Restated Loan Agreement
                           dated as of October 8, 1997

                           Waiver and Extension Letter

                                [Attached Hereto]

                                   Exhibit A-1
                                       to
                               Second Amendment to
                   Fourth Amended and Restated Loan Agreement
                           dated as of October 8, 1997

                          Form of Revolving Credit Note

                                [Attached Hereto]

                                   EXHIBIT A-1
                                       to
                   Fourth Amended and Restated Loan Agreement
                           dated as of August 16, 1996
                                  by and among
                            Sirrom Investments, Inc.,
                                  as Borrower,
                           Sirrom Capital Corporation,
                                  as Guarantor
                           the Lenders party thereto,
                                       and
                     First Union National Bank of Tennessee,
                                    as Agent


                FIFTH AMENDED AND RESTATED REVOLVING CREDIT NOTE


$__________                                                     October 8, 1997

         FOR VALUE RECEIVED, the undersigned, SIRROM INVESTMENTS, INC., a corporation organized under the laws of Tennessee (the "Borrower"), hereby promises to pay to the order of __________(the "Bank"), at the times, at the place and in the manner provided in the Loan Agreement hereinafter referred to, the principal sum of up to ____________________ ($__________), or, if less, the aggregate unpaid principal amount of all Loans disbursed by the Bank under the Loan Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in the Loan Agreement.

         This Note is a Note referred to in, and is entitled to the benefits of, the Fourth Amended and Restated Loan Agreement dated as of August 16, 1996 (as amended by the First Amendment to Loan Agreement dated as of November 19, 1996, the Second Amendment to Loan Agreement dated as of October 8, 1997, and as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and among the Borrower, Sirrom Capital Corporation, as guarantor (the "Parent"), the Lenders who are or may become party thereto (the "Lenders"), and First Union National Bank (f/k/a First Union National Bank of Tennessee), as Agent for the Lenders (the "Agent"). The Loan Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

         The Borrower agrees to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

         Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

         THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS
OF THE STATE OF NORTH CAROLINA.

         Pursuant to the Assignment and Assumption Agreement dated as of August 16, 1996 between the Parent and the Borrower, the Parent transferred all of its rights and obligations under the Third Amended and Restated Loan Agreement dated as of December 27, 1995, as amended, by and among the Parent, the Lenders party thereto, and the Agent, and the documents executed in connection therewith, to the Borrower, and the Borrower assumed all of such rights and obligations.

         [This Note amends and restates the obligations of the Borrower under the Fourth Amended and Restated Revolving Credit Note dated [August 16, 1996] [December 2, 1996] executed by the Borrower in favor of the Bank.]

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by a duly authorized officer as of the day and year first above written.


                                         SIRROM INVESTMENTS, INC.

[CORPORATE SEAL]

                                          By:
                                              --------------------------------
                                              Name:
                                                    --------------------------
                                              Title:
                                                     -------------------------

                                   Exhibit A-2
                                       to
                               Second Amendment to
                   Fourth Amended and Restated Loan Agreement
                           dated as of October 8, 1997

                             Form of Swingline Note

                                [Attached Hereto]

                                   EXHIBIT A-2
                                       to
                   Fourth Amended and Restated Loan Agreement
                           dated as of August 16, 1996
                                  by and among
                            Sirrom Investments, Inc.,
                                  as Borrower,
                           Sirrom Capital Corporation,
                                  as Guarantor,
                           the Lenders party thereto,
                                       and
                     First Union National Bank of Tennessee,
                                    as Agent


                   SECOND AMENDED AND RESTATED SWINGLINE NOTE


$10,000,000                                                     October 8, 1997

         FOR VALUE RECEIVED, the undersigned, SIRROM INVESTMENTS, INC., a corporation organized under the laws of Tennessee (the "Borrower"), hereby promises to pay to the order of FIRST UNION NATIONAL BANK (f/k/a FIRST UNION NATIONAL BANK OF TENNESSEE) (the "Bank"), at the times, at the place and in the manner provided in the Loan Agreement hereinafter referred to, the principal sum of up to Ten Million Dollars ($10,000,000), or, if less, the aggregate unpaid principal amount of all Swingline Loans disbursed by the Bank under the Loan Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in the Loan Agreement.

         This Swingline Note is a Note referred to in, and is entitled to the benefits of, the Fourth Amended and Restated Loan Agreement dated as of August 16, 1996 (as amended by the First Amendment to Loan Agreement dated as of November 19, 1996, the Second Amendment to Loan Agreement dated as of October 8, 1997, and as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and among the Borrower, Sirrom Capital Corporation, the guarantor (the "Parent"), the Lenders who are or may become party thereto (the "Lenders"), and First Union National Bank (f/k/a First Union National Bank of Tennessee), as Agent for the Lenders (the "Agent"). The Loan Agreement contains, among other things, provisions for the time, place and manner of payment of this Swingline Note, the determination of the interest rate borne by and fees payable in respect of this Swingline Note, acceleration of the payment of this Swingline Note upon the happening of certain stated events and the mandatory repayment of this Swingline Note under certain circumstances.

         The Borrower agrees to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Swingline Note, principal or interest, is collected after maturity with the aid of an attorney.

         Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

         THIS SWINGLINE NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

         Pursuant to the Assignment and Assumption Agreement dated as of August 16, 1996 between the Parent and the Borrower, the Parent transferred all of its rights and obligations under the Third Amended and Restated Loan Agreement dated as of December 27, 1995, as amended, by and among the Parent, the Lenders party thereto, and the Agent, and the documents executed in connection therewith, to the Borrower, and the Borrower assumed all of such rights and obligations.

         This Note amends and restates the obligations of the Borrower under the Amended and Restated Swingline Note dated August 16, 1996 executed by the Borrower in favor of the Bank.

         IN WITNESS WHEREOF, the Borrower has caused this Swingline Note to be executed under seal by a duly authorized officer as of the day and year first above written.


                                        SIRROM INVESTMENTS, INC.

[CORPORATE SEAL]

                                         By:
                                            ----------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------

                                    Exhibit D
                                       to
                               Second Amendment to
                   Fourth Amended and Restated Loan Agreement
                           dated as of October 8, 1997

                           Borrowing Base Certificate

                                [Attached Hereto]

                                    EXHIBIT D
                                       to
                   Fourth Amended and Restated Loan Agreement
                           dated as of August 16, 1996
                                  by and among
                            Sirrom Investments, Inc.,
                                  as Borrower,
                           Sirrom Capital Corporation,
                                  as Guarantor,
                           the Lenders party thereto,
                                       and
                     First Union National Bank of Tennessee,
                                    as Agent

                           BORROWING BASE CERTIFICATE

                                 DATE: _________

        This Borrowing Base Certificate (the "Certificate") is delivered pursuant to the Fourth Amended and Restated Loan Agreement dated as of August 16, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among SIRROM INVESTMENTS, INC., a corporation organized under the laws of Tennessee (the "Borrower"), SIRROM CAPITAL CORPORATION, a corporation organized under the laws of Tennessee (the "Guarantor"), the lenders who are or may become party thereto (collectively, the "Lenders"), and FIRST UNION NATIONAL BANK (f/k/a FIRST UNION NATIONAL BANK OF TENNESSEE), as Agent for the Lenders (the "Agent"). Capitalized terms used herein and defined in the Loan Agreement are used herein with such defined meanings.

A.       Eligible Loans and Eligible Securities.

1.       Eligible Loans as of the end of
         the preceding calendar month or ________:

         (a)      All outstanding portfolio Loans
                  of the Borrower or any
                  of its Subsidiaries                         A.1.(a)________

         (b)      Loans classified as credit
                  rating #5 or #6                             A.1.(b)________

         (c)      Loans with interest or
                  principal more than 30 days
                  past due                                    A.1.(c)________

         (d)      Loans classified as credit
                  rating #4 and determined by
                  the Agent to be non-eligible                A.1.(d)________

         (e)      Loans classified as credit
                  rating #3 and determined by
                  the Agent to be non-eligible                A.1.(e)________



         (f)      Line A.1.(a) minus the sum of
                  Line A.1.(b) + Line A.1.(c) +
                  Line A.1.(d) + Line A.1.(e)                 A.1.(f)________

2.       Eligible Securities as of the
         end of the preceding calendar
         month or _________:

         (a)      All publicly traded equity
                  securities (regardless of whether
                  such securities are restricted in
                  the hands of the Borrower)                  A.2.(a)________

         (b)      All warrants for the purchase of
                  shares of publicly traded securities
                  in the Borrower's portfolio in an
                  aggregate amount not to exceed
                  $10,000,000                                 A.2.(b)________

         (c)      Line A.2.(a) plus Line A.2.(b)              A.2.(c)________


B.       Borrowing Base.

1.       The sum of the following as
         of the end of the preceding calendar
         month or _____________:

         (a)      Seventy-five percent (75%)
                  of Eligible Loans                           B.1(a) ________

         (b)      Plus the lesser of (i) eighty
                  percent (80%) of Eligible
                  Securities and (ii) $20,000,000             B.1(b) ________

         (c)      Minus the aggregate amount
                  of SBA Debt outstanding                     B.1(c) ________

         (d)      Minus the liability of the Borrower
                  under Hedging Agreements calculated
                  on a marked to market basis as of
                  the last day of the preceding fiscal
                  quarter                                     B.1(d) ________

         (e)      Line B.1(a) plus Line
                  B.1(b) minus Line B.1(c)
                  minus Line B.1.(d)                          B.1(e) ________


C.       Aggregate Commitment.

1.       Aggregate amount of the
         Lenders' Commitments                                    C.1 ________



D.       Borrowing Limitation.

1.       Borrowing Limitation:
         Lesser of

         (a)      Total Borrowing
                  Base (Line B.1(e))                          D.1(a) ________

         (b)      Aggregate Commitment
                  (Line C.1)                                  D.1(b) ________

E.       Availability.

1.       Availability:

         (a)  Lesser of D.1(a) or D.1(b)                      E.1(a) ________

         (b)      Outstanding Revolving
                  Credit Loans                                E.1(b) ________

         (c)      Outstanding Swingline Loans                 E.1(c) ________

         (d)      Line E.1(a) minus Line E.1(b)
                  minus Line E.1(c)                           E.1(d) ________

         The information contained herein has been taken from and is consistent with the Portfolio Reports delivered to the Agent together herewith.


                                       SIRROM INVESTMENTS, INC.


                                       By:
                                           ---------------------------------
                                           Name:
                                                 ---------------------------
                                           Title:
                                                  --------------------------

                                   Exhibit E-1
                                       to
                               Second Amendment to
                   Fourth Amended and Restated Loan Agreement
                           dated as of October 8, 1997

                   Description of Valuation and Rating Method

                                [Attached Hereto]

                                   Exhibit E-3
                                       to
                               Second Amendment to
                   Fourth Amended and Restated Loan Agreement
                           dated as of October 8, 1997

                              Portfolio Certificate

                                [Attached Hereto]

                                   EXHIBIT E-3
                                       to
                   Fourth Amended and Restated Loan Agreement
                           dated as of August 16, 1996
                                  by and among
                            Sirrom Investments, Inc.,
                                  as Borrower,
                           Sirrom Capital Corporation,
                                  as Guarantor,
                           the Lenders party thereto,
                                       and
                     First Union National Bank of Tennessee,
                                    as Agent


                              Portfolio Certificate


         The undersigned, on behalf of SIRROM INVESTMENTS, INC., a corporation organized under the laws of Tennessee (the "Borrower") and SIRROM CAPITAL CORPORATION, a corporation organized under the laws of Tennessee (the "Guarantor"), hereby certifies to FIRST UNION NATIONAL BANK (f/k/a FIRST UNION NATIONAL BANK OF TENNESSEE), in its capacity as Agent for the Lenders referred to below (the "Agent"):

         1. This Certificate is delivered pursuant to Section 6.4(a) of the Fourth Amended and Restated Loan Agreement dated as of August 16, 1996 (as amended or supplemented from time to time, the "Loan Agreement") by and among the Borrower, the Guarantor, the Lenders who are or may become party thereto (collectively, the "Lenders") and the Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Loan Agreement.

         2. The Credit Parties and their Subsidiaries own all of the investments in their respective issuers and obligors.

         3. Neither Credit Party nor any Subsidiary thereof owns or has any investment in any issuer or obligor in which the other Credit party or any Subsidiary thereof owns or has any investment, except that (A) the Parent may own or have an investment in (including without limitation loans to) an issuer or obligor in which a Subsidiary thereof (other than the Borrower or any of its Subsidiaries) owns or has an investment and (B) the Parent or any of its Subsidiaries (other than the Borrower or any of its Subsidiaries) may have investments in (including without limitation loans to) issuers or obligors in whom the Borrower or any of its Subsidiaries has an equity investment in the form of warrants or capital stock interests as long as the aggregate value of all such equity investments of the Borrower and its Subsidiaries in such issuers or obligors does not exceed ten percent (10%) of the value of all assets of the Borrower and its Subsidiaries as determined in accordance with GAAP.

        WITNESS the following signature as of the ____ day of __________, 19___.

                                          SIRROM INVESTMENTS, INC.

                                                                        [SEAL]
                                          -----------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------


                                          SIRROM CAPITAL CORPORATION

                                                                        [SEAL]
                                          ------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                 -----------------------------

                                    Exhibit I
                                       to
                               Second Amendment to
                   Fourth Amended and Restated Loan Agreement
                           dated as of October 8, 1997

                    First Amendment to SBA Security Agreement

                                   Exhibit II
                                       to
                               Second Amendment to
                   Fourth Amended and Restated Loan Agreement
                           dated as of October 8, 1997

                     First Amendment to SBA Pledge Agreement